SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                     -----------------------

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 23, 2006


                  FLORIDA ROCK INDUSTRIES, INC.
-----------------------------------------------------------------
     (Exact name of registrant as specified in its charter)

        FLORIDA               1-7159             59-0573002
------------------------ -----------------  --------------------
    (State or other         (Commission       (I.R.S. Employer
      jurisdiction         File Number)      Identification No.)
   of incorporation)

155 East 21st Street                                32206
Jacksonville, Florida
------------------------------------------------------------
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (904) 355-1781
-----------------------------------------------------------------
  (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[   ]  Written  communications pursuant to  Rule  425  under  the
Securities Act (17 CRF 230.425)

[   ]  Soliciting  material pursuant to  Rule  14a-12  under  the
Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule  14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

                   CURRENT REPORT ON FORM 8-K

                  FLORIDA ROCK INDUSTRIES, INC.

                         March 23, 2006


ITEM 8.01. OTHER EVENTS.

      On March 23, 2006 Florida Rock Industries, Inc. issued the press release attached hereto as Exhibit 99.1 regarding a court ruling on certain mining permits previously issued for the Lake Belt region in south Florida. Florida Rock will host a conference call to discuss this development on Friday, March 24, 2006 at 10:00 a.m. E.S.T. The details regarding this conference call are set forth in the press release attached hereto as Exhibit 99.2.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

     99.1 Press Release dated March 23, 2006.
     99.2 Press Release dated March 23, 2006.

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be
signed   on   its  behalf  by  the  undersigned  thereunto   duly
authorized.


                                   FLORIDA ROCK INDUSTRIES, INC.


Date: March 23, 2006               By:  /s/ John D. Milton,Jr.
                                   ------------------------------
                                   John D. Milton, Jr.
                                   Executive   Vice  President,
                                   Treasurer and Chief Financial
                                   Officer